Oppenheimer International Bond Fund

Supplement dated March 31, 2009 to the
Prospectus dated January 28, 2009

This supplement amends the Prospectus of Oppenheimer International Bond Fund (the "Fund") dated January 28, 2009.

Effective April 1, 2009, the section titled "How the Fund is Managed – Portfolio Managers," on page 19 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Managers. The Fund’s portfolio is managed by Arthur P. Steinmetz, the lead portfolio manager, Robert Robis and Sara J. Zervos. Messrs. Steinmetz and Robis and Ms. Zervos are primarily responsible for the day-to-day management of the Fund's investments. Mr. Steinmetz has been a portfolio manager and Vice President of the Fund since April 2004. Mr. Robis and Ms. Zervos are portfolio managers and Vice Presidents of the Fund beginning April 1, 2009.

Mr. Steinmetz has been Director of Fixed-Income Investments of the Manager since January 2009 and a Senior Vice President of the Manager since March 1993. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Robis has been a Vice President and global economist of the Manager's fixed-income team since July 2005. He was a research analyst of the Manager from August 1998 to April 2004. Mr. Robis was a proprietary trader at J.P. Morgan from June 2004 to May 2005 and an economist and portfolio strategist at BCA Research from March 1995 to July 1998. Mr. Robis is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Ms. Zervos has been a Vice President of the Manager since April 2008. She was a portfolio manager with Sailfish Capital Management from May 2007 to February 2008 and a portfolio manager for emerging market debt at Dillon Read Capital Management and OTA Asset Management from June 2004 to April 2007. Ms. Zervos is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

March 31, 2009

PS0880.034